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                                                                 EXHIBIT 4.1


COMMON STOCK                                                     COMMON STOCK
   NUMBER                                                            SHARES
    NTPA
                                   [NETOPIA LOGO]

                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN                              SEE REVERSE FOR
NEW YORK, NY OR RIDGEFIELD PARK, NJ                          CERTAIN DEFINITIONS
                                                               CUSIP 64114K 10 4


     THIS CERTIFIES THAT






     IS THE OWNER OF

                FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                             $.001 PAR VALUE PER SHARE, OF

                                      NETOPIA, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ illegible                  [CORPORATE SEAL]          /s/ illegible
VICE PRESIDENT AND                                       PRESIDENT AND
CHIEF FINANCIAL OFFICER                                  CHIEF EXECUTIVE OFFICER


                                                   COUNTERSIGNED AND REGISTERED:
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                  TRANSFER AGENT AND REGISTRAR


                                                      BY AUTHORIZED SIGNATURE



                                   AMERICAN BANK NOTE COMPANY   JUNE 12,1999 fm
                                   3504 ATLANTIC AVENUE
                                   SUITE 12                            06265fc
                                   LONG BEACH, CA  90807
                                   (562) 989-2333
                                   (FAX) (562) 426-7450    270-19X   Proof  NEW